UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 24, 2005
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                           GTECH Holdings Corporation
                           --------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                  1-11250                              05-0450121
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         (Commission file number)         (IRS Employer Identification Number)

              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 401-392-1000
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal  Officers; Election of Directors;
           Appointment of Principal Officers.
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     This Report is filed to disclose the following  information  respecting the election of a new director of GTECH Holdings Corporation ("GTECH") other than by a vote of security holders at an annual meeting or special meeting convened for such purpose:

     (1) The name of the newly elected director is Paget L. Alves, and the date of his election to the Board of Directors of GTECH is January 24, 2005; and

     (2) Mr. Alves has not been named to any committee of the Board of Directors of GTECH. Moreover, it is not possible at the present time to state the committee(s) of the GTECH Board of Directors to which Mr. Alves may expect to be named in the future.



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GTECH HOLDINGS CORPORATION


                                   By:  /s/ Walter G. DeSocio
                                        ----------------------------------------
                                        Walter G. DeSocio
                                        Senior Vice President, General Counsel,
                                        and Secretary

Dated:  January 27, 2005